UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): November 14, 2019

                      FLEXIBLE SOLUTIONS INTERNATIONAL INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

         Alberta                        001-31540               71-1630889
 --------------------------        -----------------       ------------------
(State or other jurisdiction     (Commission File No.)  (IRS Identification No.)
Employer  of incorporation)

                                  6001 54 Ave.
                         Taber, Alberta, Canada T1G 1X4
                      -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (250) 477-9969


                                       N/A
                      -------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

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     Title of each        Trading             Name of each exchange on which
     class                Symbol(s)                     registered
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     Common Stock              FSI                    NYSE American
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Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

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Item 2.02   Results of Operations and Financial Condition

     On November 14, 2019, the Company issued a press release announcing the Company's financial results for the nine months ended September 30, 2019.

Item 8.01   Other Events

     On November 15, 2019, the Company held a conference call to discuss its financial results for the nine months ended September 30, 2019, as well as other information regarding the Company.

Item 9.01   Exhibits

Exhibit
Number      Description of Document

  99.1      November 14, 2019 Press Release

  99.2 Text of opening remarks by Dan O'Brien/November 15, 2019 conference call














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 15, 2019
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.



                                 By: /s/ Daniel B. O'Brien
                                     --------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer